UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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IRONCLAD PERFORMANCE WEAR CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Fellow Ironclad Stockholders,

It is with great pleasure and pride that I write to you about Ironclad Performance Wear’s achievements during 2010.  As you know, the Company reported significant annual revenue growth and its first profit (Net Income after Taxes).  These achievements cannot be understated, as they represent a completion of the Company financial turn-around, and the establishment of a firm foundation for a growing, sustainable and successful business into the future.

During 2010, Ironclad experienced growth in its branded and co-branded products, and added several new distribution channels.

•	The Company’s line of KONG™ gloves for the oil & gas industry has become the industry leader, with growth exceeding our original projections.
•
Ironclad’s Snap-on® branded gloves gained considerable traction within the automotive sector, reaching nearly 4,000 Auto Zone stores.  They also made a holiday appearance in over 300 Costco warehouse stores nationwide.

•	The co-branded 5.11 Tactical/Ironclad gloves for police, fire and first responders entered the market, and are now demonstrating significant success.
•
Ironclad introduced the first styles in a line of gloves for the outdoor sporting goods sector featuring the Realtree™ camouflage pattern.  By years-end, these gloves were available in Dick’s Sporting Goods, Bass Pro Outdoor World and Gander Mountain stores.

We hope that you appreciate the tremendous progress and success Ironclad experienced in 2010.  Ironclad demonstrated strong sales growth, consistent cost improvements and exceptional bottom-line performance.  The Ironclad brand is the recognized leader for performance task-specific work gloves which combine innovation, unique features and value.  The underlying business fundamentals of Ironclad are disciplined, and the Company’s distribution continues to expand beyond its historical core into new and large markets.

Thank you for your continued support of Ironclad Performance Wear.  The entire Ironclad team continues to work very hard to build stockholder value.

Sincerely,

/s/ Scott M. Jarus
Scott M. Jarus
Chairman & Chief Executive Officer

IRONCLAD PERFORMANCE WEAR CORPORATION
2201 Park Place, Suite 101
El Segundo, CA 90245
(310) 643-7800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On MAY 31, 2011

TO THE STOCKHOLDERS OF IRONCLAD PERFORMANCE WEAR CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), to be held on May 31, 2011, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 2201 Park Place, Suite 101, El Segundo, California 90245.

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To elect six (6) members of the Board of Directors;

2.	To ratify the appointment of Rotenberg & Co., LLP as the Company’s independent accountants for the year ending December 31, 2011;

3.
To approve an amendment to Ironclad Performance Wear Corporation’s 2006 Stock Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 11,000,000 to 13,000,000 shares;

4.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed April 1, 2011 as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors
April 6, 2011	/s/ Scott M. Jarus Scott M. Jarus Chairman of the Board and Chief Executive Officer
THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT www.ironclad.com/about.cqs - Select SEC Filings

IRONCLAD PERFORMANCE WEAR CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 31, 2011

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ironclad Performance Wear Corporation, a Nevada corporation, or Ironclad, for use at the annual meeting of Stockholders to be held on May 31, 2011, at 10:00 a.m. Pacific Time, or the Annual Meeting, at our corporate headquarters, located at 2201 Park Place, Suite 101, El Segundo, California 90245. Accompanying this Proxy Statement is our Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

The expense of this solicitation of proxies will be borne by us. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of our company may solicit proxies by telephone, electronic mail or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and we will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting. As of the date of this Proxy Statement, our Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to us prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person. If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

Our principal executive offices are located at 2201 Park Place, Suite 101, El Segundo, CA 90245. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about April 20, 2011.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on April 1, 2011, has been fixed as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, we had outstanding 73,469,218 shares of common stock, par value $0.001 per share. Our common stock is our only outstanding voting security. As of the record date, we had 152 holders of record of our common stock.

A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. All matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voted at the meeting or by proxy.

A quorum, which is a majority of the outstanding shares as of April 1, 2011, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal.  Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.  Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal 1 is the election of six (6) directors to hold office for a period of one (1) year or until their respective successors have been duly elected and qualified. Our Bylaws provide that the number of the directors of our company shall be not less than one (1) nor more than nine (9), as fixed from time-to-time by resolution of our Board of Directors.  On February 26, 2009, our Board of Directors fixed the number of directors at six (6).

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

Scott Jarus
Eduard Albert Jaeger
R.D. Pete Bloomer
Vane Clayton
Scott Alderton
Kenneth J. Frank, M.D.

If elected, the foregoing six (6) nominees are expected to serve until the 2012 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age and position of each of our directors as of April 1, 2011.

Name	Age	Position
Scott Jarus	55	Chief Executive Officer, Chairman of the Corporation and Director
Eduard Albert Jaeger	50	Director, Head of New Business Development
R.D. Pete Bloomer	75	Director
Vane Clayton	52	Director
Scott Alderton	52	Director
Kenneth J. Frank, M.D.	64	Director

Scott Jarus, Chief Executive Officer, Chairman of the Corporation, Director

Mr. Jarus was appointed and elected as a director of our company on May 18, 2006, and became our Chairman in September 2008.  Mr. Jarus’ experience in turning-around and running a $1B market-cap public company (j2 Global Communications, Inc.), and his experience serving on various growth company boards of directors in his past, led to our decision to first appoint Mr. Jarus to our Board of Director, then to name him Chairman.

On May 4, 2009, to facilitate the turn-around plan for our company, designed and orchestrated by Mr. Jarus, he was named Chief Executive Officer for our company (in addition to his role as Chairman).  Mr. Jarus was, until early-April 2010, Chief Executive Officer of Cognition Technologies, Inc., an early-stage company located in Culver City, CA, which is a developer of a meaning-based semantic natural language processing technology.  He continues to serve on Cognition Technologies’ board of directors.

Mr. Jarus also serves on the boards of directors for Oversee.net (ODN) and Global Conference Partners (FreeConference.com), none of which compete with or are in the same industry as our company.

From 2001 to 2005, Mr. Jarus was President and principal executive of j2 Global Communications, Inc. (NASDAQ: JCOM), a provider of outsourced, value-added messaging and communications services to individuals and companies throughout the world. Before joining j2 Global Communications, Inc., from 1998 to 2001, Mr. Jarus was President and Chief Operating Officer for OnSite Access, a provider of building-centric integrated communications services.  Mr. Jarus has 28 years of management experience in the telecommunications industry and has served in various senior management positions.  Mr. Jarus is a member of the Tech Coast Angels, the largest angel investor organization in the U.S.  In 2005, Mr. Jarus was named National Entrepreneur of the Year for Media/Entertainment/Communications by Ernst & Young (and Los Angeles Entrepreneur of the Year for Technology in 2004). He holds a Bachelor of Arts degree in Psychology and a Master of Business Administration degree from the University of Kansas.

Eduard Albert Jaeger, Director, Head of New Business Development

Mr. Jaeger founded Ironclad in 1998 and has served as a director since that time.  Mr. Jaeger currently serves as our Head of New Business Development.  Mr. Jaeger has been Founder, co-Founder and President of a number of successful companies in the consumer products sector over a 30 year period.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Jaeger should serve on our Board of Directors, in light of our business and structure, include his extensive experience and expertise in innovative product design and development, overseas manufacturing, importing and exporting, sales and marketing, and forming worldwide distribution channels.  Mr. Jaeger is also the inventor and co-inventor of many U.S. patents and two patents pending, and has held executive positions in marketing and promotion.  Mr. Jaeger’s father-in-law, Kenneth J. Frank, M.D., also serves on our Board of Directors.

R. D. Pete Bloomer, Director

Mr. Bloomer served as Chairman of our Board of Directors from April 2003 through September 2008.  He is the Chairman and Chief Executive Officer of CVM Management, Inc.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Bloomer should serve on our Board of Directors, in light of our business and structure, include his service as the managing partner of 7 venture funds dating back to 1983.  Those funds have invested in over 90 early stage venture investments.  Mr. Bloomer has served as a member of the board of directors of many of the entities in which he has invested.  Mr. Bloomer has significant experience in marketing and sales having been Vice President of Sales/Marketing for Head Ski & Tennis, and having spent 11 years with IBM in sales and marketing.  Mr. Bloomer is also an experienced operations executive having served as Vice President of Operations for Hanson Industries.  Mr. Bloomer has served on the board of directors of several private companies not associated with his venture capital activity.

Vane Clayton, Director

Mr. Clayton has served on our Board of Directors since March 2004.  He currently serves as the CEO and board member of KPA LLC, a software and services company providing environmental, safety, and human resource compliance services to the auto services market.  Prior to KPA, Mr. Clayton was President of ZOLL Data Systems, an Enterprise Software subsidiary of ZOLL Medical Corporation ($400M in Sales - NASDAQ: ZOLL).  Earlier in his career, Mr. Clayton managed a sales team for Raychem ($1.7B in Sales), a division of Tyco Electronics.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Clayton should serve on our Board of Directors, in light of our business and structure, include Mr. Clayton’s experience in directing public and private companies in high growth sales and marketing strategies; new product and channel development; fund raising; Sarbanes-Oxley Section 404 compliance; strategic positioning; and building successful teams.  Mr. Clayton holds a B.S. in Agricultural/Mechanical Engineering from Purdue University and an MBA from Harvard Business School.

Scott Alderton, Director

Mr. Alderton has served on our Board of Directors since August 2002.  In 2002, Mr. Alderton co-founded the law firm of Stubbs Alderton & Markiles, LLP and has over 25 years experience working with technology and emerging growth companies at all stages along their evolutionary path.  The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Alderton should serve on our Board of Directors, in light of our business and structure, include his expertise in securities law matters, capital formation, venture capital and financing transactions, mergers, acquisitions and divestitures, the protection of copyrights, trademarks and trade secrets, as well as his extensive experience advising middle market companies on a wide range of business matters.  Mr. Alderton received his Bachelor of Arts from the University of California at Los Angeles in 1982 and juris doctor from Loyola Law School in 1985.

Kenneth J. Frank, M.D., Director

Dr. Frank joined our Board of Directors in February of 2009.  He received his medical degree from NYU School of Medicine in 1972 and received his BA from Rutgers, the State University in 1968.  He served as a board member of the Isla Vista Medical Clinic from 1975 to 1977 and The National Association of Urgent Care Clinics from 1992 to1994.  He is an author, lecturer, inventor and formulator of nutritional supplements.  Besides having belonged to numerous medical societies, Dr. Frank has been an entrepreneur for over 30 years and has owned and operated a nutritional supplement research, development and marketing company and other associated companies for the past 20 years.  In 1973, Dr. Frank founded the Emergency Medical Group of Santa Barbara where he practiced Emergency Medicine for 9 years.  In 1982, Dr. Frank founded and served as managing partner, CEO, president and medical director of Immedicenter Medical Group, Inc.  In 1989, he established Advanced Physicians’ Products, a nutritional supplement research and development company with over 60 products, many formulated by Dr. Frank.  This grew into what is today Dr. Frank’s Health Products, LLC and its four associated companies for which he serves as CEO.  He co-owns a patented invention using MSM (methylsulfonyl methane) in an oral spray to stop snoring and is also credited with creating several other proprietary oral sprays for health.  In 2005, he authored a book called, “User’s Guide to Natural and Safe Pain Relief”, which has sold over 100,000 copies.  The specific experience, qualifications, attributes and skills that led to the conclusion that Dr. Frank should serve on our Board of Directors, in light of our business and structure, include his management, capital raising, financial and marketing skills developed from managing numerous companies over the past 40 years.  Dr. Frank’s son-in-law, Eduard Albert Jaeger, also serves on our Board of Directors.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our other executive officers as of April 1, 2011.

Name	Age	Position
Rhonda Hoffarth	50	Executive Vice President & Chief Operating Officer
Thomas Kreig	63	Senior Vice President of Finance, Principal Financial Officer and Secretary
Federico Castro	40	Vice President of Sales

Rhonda Hoffarth, Executive Vice President & Chief Operating Officer

Ms. Hoffarth has served as our Executive Vice President & Chief Operating Officer since January 2003.  From August 2005 through May 2006, Ms. Hoffarth also served as Ironclad’s interim Chief Financial Officer.  Ms. Hoffarth has over 20 years of experience in operations and finance with growing consumer product companies.  Prior to joining us, Ms. Hoffarth spent 9 years with Bell Sports, Inc. in various roles, including Vice President of Operations, North American, helping the company grow from $45,000,000 in revenue to over $200,000,000.  Subsequently, Ms. Hoffarth spent 2 years as the Senior Vice President of Operations for Targus, Inc., a $500,000,000 developer of mobile accessories.  Both Bell Sports and Targus source their finished products from Asia and have multiple sales channels (independent shops, regional and national accounts, big box accounts).  Ms. Hoffarth received her Masters of Business Administration from the University of Southern California in 1992.

Thomas Kreig, Senior Vice President of Finance, Principal Financial Officer and Secretary

Mr. Kreig currently serves as Senior Vice President of Finance, Principal Financial Officer and Secretary.  From September 2002 through May 2009, Mr. Kreig served as our Vice President of Finance and Secretary.  From April 2007 through November 2007 and from March 2008 through May 2009 Mr. Kreig served as our Interim Chief Financial Officer.  Before joining Ironclad, Mr. Kreig spent 18 years serving as Controller, Vice President of Finance and Chief Financial Officer at companies in several different industries.  Most recently he served as Controller for In-Flight Network, LLC, a developer of satellite-based broadband communications for airline passengers.  Prior to In-Flight Network, Mr. Kreig served as Vice President of Finance for Network Courier Services, Inc.  From 1983 to 1996, Mr. Kreig served as Controller and Chief Financial Officer for Triple L Distributing Co., Inc. and Controller and Treasurer for a medical diagnostic equipment company where he was instrumental in helping to successfully execute an initial public offering.  He is a certified public accountant and received his Masters of Business Administration from the University of Detroit in 1975.

Federico Castro, Vice President of Sales

Mr. Castro joined the Ironclad Team in February 2009 and currently serves as Vice President of Sales.  Mr. Castro comes to us with extensive experience in sales, sales team management, and strategic channel marketing in addition to a proven track record for developing leading premium brands.  Mr. Castro spent six years with Marzocchi Suspension Italy developing the first US based independent bicycle dealer aftermarket suspension and parts distribution program.  Subsequently, Mr. Castro spent the next eleven years with Mechanix Wear Inc. working in various roles, including National Sales Manager, helping to grow the company from $7,000,000 to over $60,000,000 in revenue annually. Both Marzocchi Suspension and Mechanix Wear Inc. continue to hold dominant positions in their respective markets and sell to multiple sales channels (independent shops, regional and national accounts, big box accounts).

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held six meetings and acted by written consent four times during fiscal 2010. All directors then serving attended 75% or more of all of the meetings of our Board of Directors in fiscal 2010. While directors generally attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings.

Committees.  Our Board of Directors currently has the following standing committees: Audit Committee and Compensation Committee. All directors then serving attended 75% or more of all the meetings of each committee of which they were a member in fiscal 2010.

Our Audit Committee currently consists of Messrs. Clayton, Alderton and Jaeger. None of our current Audit Committee members is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K. Our Board of Directors currently has no independent director who qualifies as an audit committee expert. Our Board of Directors has determined, however, that each member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication.  Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of our Audit Committee are (i) to review the scope of the audit and all non-audit services to be performed by our independent auditors and the fees incurred by us in connection therewith, (ii) to review the results of such audit, including the independent accountants’ opinion and letter of comment to management and management’s response thereto, (iii) to review with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) to engage our independent auditors and (v) to review our quarterly and annual financial statements prior to public issuance. The role and responsibilities of our Audit Committee are more fully set forth in a written Charter adopted by our Board of Directors. Our Audit Committee was created by our Board of Directors effective May 18, 2006.

Our Compensation Committee currently consists of Messrs. Bloomer, Jarus and Alderton. The primary purposes of our Compensation Committee are (i) to review the compensation packages of executive officers and make recommendations to our Board of Directors for said compensation packages, (ii) to review proposed stock option grants and make recommendations to our Board of Directors for said grants, (iii) to engage consultants as required to aide in evaluation of compensation packages for executive officers and independent directors, and (iv) to provide our Board of Directors with recommendations regarding our bonus plans, if any. The role and responsibilities of our Compensation Committee are more fully set forth in a written Charter adopted by our Board of Directors. Our Compensation Committee was created by our Board of Directors effective May 18, 2006.

The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may, as we have in other years, reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Nominations. The functions customarily delegated to the nominating committee are performed by our full Board of Directors. Our full Board of Directors reviews those directors who are candidates for re-election to our Board of Directors, and makes the determination to nominate a candidate who is a current member of our Board of Directors for re-election for the next term. Our Board of Directors’ methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board of Directors; our executives; individuals personally known to the members of our Board of Directors; and other research. We may also from time-to-time retain one or more third-party search firms to identify suitable candidates. Our Board of Directors also nominates outside candidates for inclusion on our Board of Directors.

An Ironclad stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent Director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of our company beneficially owned and (iv) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934. The recommendation should be addressed to our Secretary.

Among other matters, our full Board of Directors which serves as the nominating and governance committee:

(1)
Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our Company and our Board of Directors;

(2)
Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

(3)	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and

(4)	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Board of Directors recommends for nomination and our Board of Directors nominated, Messrs. Jarus, Bloomer, Jaeger, Clayton, Alderton and Frank for re-election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2012 annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight. Mr. Jarus serves as both our Chief Executive Officer and Chairman, and we do not have a lead independent director. Our Board of Directors determined that in light of our financial condition in 2009 and the authority necessary for Mr. Jarus to implement a turn-around plan he proposed for our company, Mr. Jarus’ service as both our Chief Executive Officer and Chairman was appropriate. Mr. Jarus has successfully implemented the turn-around plan and our Board of Directors believes that he should continue to serve as both our Chief Executive Officer and Chairman to effectively lead our company through its current phase of growth. Our Board of Directors plays an active role, as a whole and also at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Board of Directors also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@ironclad.com or by telephoning the Senior Vice President of Finance at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of six members: Messrs. Jarus (Chairman and CEO), Jaeger, Bloomer, Clayton, Alderton and Frank. Each director serves until our next annual meeting or until his or her successor is duly elected and qualified.  We are not a “listed issuer” under Securities and Exchange Commission, or SEC, rules and are therefore not required to have separate committees comprised of independent directors.  We believe that Messrs. Bloomer and Clayton are “independent” as that term is defined in the NASDAQ Marketplace Rules as required by the NASDAQ Stock Market.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

On May 18, 2006, our Audit Committee was formed with its current members. Our Audit Committee operates under a written charter that was approved by our Board of Directors effective May 18, 2006. For the fiscal year ended December 31, 2010, our Audit Committee has performed, or has confirmed that our Board of Directors has performed, the duties of our Audit Committee, which is responsible for providing objective oversight of our internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year 2010, our Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2010 with management and EFP Rotenberg, LLP, or the Auditors, our independent auditors; and

•
Received written disclosures and the letter from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1. Our Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2010, our Audit Committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Based on our Audit Committee’s review of our audited financial statements and discussions with management and the Auditors, our Board of Directors approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

AUDIT COMMITTEE

Vane P. Clayton Scott Alderton Eduard Jaeger

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

PROPOSAL NO. 2

INDEPENDENT PUBLIC ACCOUNTANTS

Proposal 2 is to ratify the firm of EFP Rotenberg, LLP, or Rotenberg, as our independent accountants for the year ending December 31, 2011.  Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Rotenberg as our independent public accountant for the current fiscal year ending December 31, 2011. Representatives of Rotenberg are expected to be present telephonically at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, representatives of Rotenberg are expected to be available to respond to appropriate questions posed by our stockholders.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Rotenberg as our auditors for the current fiscal year, Rotenberg will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue Rotenberg’s engagement as our auditors for fiscal 2012.

Rotenberg is our principal independent public accounting firm. All audit work was performed by the full time employees of Rotenberg. Our Audit Committee approves in advance, all services performed by Rotenberg. Our Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

Audit Fees

Fees for audit services totaled approximately $96,000 and $93,938 for the years ended December 31, 2010 and 2009, respectively, including fees associated with the annual audit, and reviews of our quarterly reports on Form 10-Q.

Audit-Related Fees

Fees for audit-related services totaled approximately $-0- and $1,100 for the years ended December 31, 2010 and 2009, respectively. Audit-related services principally include due diligence in connection with acquisitions, financing transactions, and accounting consultations.

Tax Fees

Fees were incurred totaling approximately $16,014 and $12,798 during the years ended December 31, 2010 and 2009, respectively for tax services, including for tax compliance, tax advice and tax planning.

All Other Fees

No other fees were incurred during the years ended December 31, 2010 and 2009 for services provided by EFP Rotenberg, LLP except as described above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF ROTENBERG & CO., LLP AS OUR INDEPENDENT AUDITORS.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO
2006 STOCK INCENTIVE PLAN
(INCREASE IN NUMBER OF SHARES)

Proposal 3 is to approve an amendment to Ironclad Performance Wear Corporation’s 2006 Stock Incentive Plan, or 2006 Plan, to increase from 11,000,000 to 13,000,000 the number of shares of our common stock available for issuance pursuant to equity awards granted under the 2006 Plan, or the Plan Amendment.  A copy of the text of the proposed amendment to the 2006 Plan that includes the Plan Amendment is attached to this Proxy Statement as Appendix A.  The Plan Amendment is being submitted to Ironclad’s stockholders for approval.

Our Board of Directors believes that the continued growth of Ironclad depends, in large part, upon its ability to attract and motivate key employees and directors, and that equity incentive awards are an important means of attracting, retaining and motivating talented employees and directors.  Previously, Ironclad and its stockholders had approved the 2006 Plan, which authorized a total of 11,000,000 shares for issuance to eligible participants.  In order to ensure that we may continue to attract key employees and directors who are expected to contribute to our success, on April 5, 2011, our Board of Directors approved an amendment to the 2006 Plan to increase to 13,000,000 the number of shares available for issuance pursuant to awards granted thereunder.

Summary of the 2006 Stock Incentive Plan

The following summary briefly describes the principal features of the 2006 Plan, and is qualified in its entirety by reference to the full text of the 2006 Plan.

Administration.  The 2006 Plan is administered by our Board of Directors or the Compensation Committee of our Board of Directors as determined by our Board of Directors or as otherwise permitted under the 2006 Plan. Our Board of Directors has the authority to select the eligible participants to whom awards will be granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. Our Board of Directors will be authorized to interpret the 2006 Plan, to establish, amend, and rescind any rules and regulations relating to the 2006 Plan, to determine the terms of agreements entered into with recipients under the 2006 Plan, and to make all other determinations that may be necessary or advisable for the administration of the 2006 Plan. Our Board of Directors may at its discretion delegate the responsibility for administering the 2006 Plan to any committee or subcommittee of our Board of Directors.

Eligibility.  All employees, directors and individuals providing services to Ironclad or its subsidiaries, are eligible to participate in the 2006 Plan.

Shares Subject to Plan.  Subject to adjustment as described herein, the number of shares of common stock that would be available for grant of stock options under the 2006 Plan is 13,000,000, less 8,224,286 shares of common stock that already have been issued under the 2006 Plan.  There are no additional shares of common stock that have been reserved for issuance pursuant to outstanding awards under the 2006 Plan.

Stock Option Grants.  The exercise price per share of common stock purchasable under any stock option will be determined by our Board of Directors, but cannot in any event be less than 100% of the fair market value of the common stock on the date the option is granted.  Our Board of Directors shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by our Board of Directors. The grants and the terms of, incentive stock options, or ISOs, shall be restricted to the extent required for qualification as ISOs by the Internal Revenue Code, or the Code.  Subject to approval of our Board of Directors, options may be exercised by payment of the exercise price in cash, shares of common stock, which have been held for at least six months, or pursuant to a “cashless exercise” through a broker-dealer under an arrangement approved by us.  We may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, our Board of Directors may permit the grantee to satisfy such obligations by the withholding or delivery of shares of common stock. We may withhold from any shares of common stock issuable pursuant to an option or from any cash amounts otherwise due from us to the recipient of the award an amount equal to such taxes.

Stock Purchase Rights.  An award or sale of shares of stock under the 2006 Plan (other than upon exercise of an option) will be evidenced by a Stock Purchase Agreement, and will be subject to all applicable provisions of the 2006 Plan and may be subject to any other terms and conditions which our Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement.  Each Stock Purchase Agreement will state the price at which the stock subject to such agreement may be purchased.  The purchase price will be determined by our Board of Directors.  As a condition to the purchase of shares, the purchaser will make such arrangements as our Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

Transferability.  No option will be assignable or otherwise transferable by the participant other than by will or the laws of descent and distribution and, during the participant’s lifetime, an option may be exercised only by the participant.

Adjustments.  In the event of any change affecting the shares of common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to stockholders other than cash dividends, our Board of Directors will make such substitution or adjustment in the aggregate number of shares that may be distributed under the 2006 Plan and in the number and option price (or exercise or purchase price, if applicable) as it deems to be appropriate in order to maintain the purpose of the original grant.

Termination of Service.  If a participant’s service to our company terminates on account of death, disability or retirement, then the participant’s unexercised options, if exercisable immediately before the participant’s death, disability or retirement, may be exercised in whole or in part, not later than one year after this event. If a participant’s service to us terminates for cause, then the participant’s unexercised option terminates effective immediately upon such termination. If a participant’s service to us terminates for any other reason, then the participant’s unexercised options, to the extent exercisable immediately before such termination, will remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of service.

Change of Control.  Under the 2006 Plan, the occurrence of a “Change in Control” can affect options and other awards granted thereunder. Generally, the 2006 Plan defines a “Change in Control” to include the consummation of a merger or consolidation with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after the merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not our stockholders immediately before the merger, consolidation or other reorganization, except that in making the determination of ownership by our stockholders, immediately after the reorganization, equity securities that persons own immediately before the reorganization as stockholders of another party to the transaction will be disregarded. For these purposes voting power will be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrants or rights to subscribe to or purchase those shares. “Change in Control” also includes the sale, transfer or other disposition of all or substantially all of our assets. A transaction will not constitute a Change in Control if its sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the our securities immediately before such transaction.

If a “Change in Control” were to occur, our Board of Directors would determine, in its sole discretion, whether to accelerate any unvested portion of any award grant. Additionally, if a Change in Control were to occur, any agreement between us and any other party to the Change in Control could provide for (i) the continuation of any outstanding awards, (ii) the assumption of the 2006 Plan or any awards by the surviving corporation or any of its affiliates, (iii) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (iv) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

Loans.  To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the administrator, upon such terms as the administrator shall approve, all or a portion of the purchase price of shares issued under the 2006 Plan may be paid with a full-recourse promissory note; provided, however, that payment of any portion of the purchase price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the SEC and any other governmental agency having jurisdiction.

Amendment and Termination.  Our Board of Directors may amend, suspend or terminate the 2006 Plan at any time and for any reason, subject to stockholder approval, as applicable.

U.S. Tax Consequences

The following is a general discussion of the principal United States federal income tax consequences of “incentive stock options” within the meaning of Section 422 of the Code, “non statutory stock options” and restricted stock and restricted stock unit awards, based upon the Code, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time.  The 2006 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

Stock option grants under the 2006 Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code.  Generally, no federal income tax is payable by a participant upon the grant of a stock option, and a deduction is not taken by us.  Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price.  We will be entitled to a corresponding deduction on our income tax return.  A participant will not have any taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised.  The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option.  We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock also is governed by Section 83 of the tax code.  Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (it becomes vested or transferable).  Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then usually at capital gain rates when the shares are sold (long-term capital gain rates if the shares are held for more than a year).

The American Jobs Creation Act of 2004 added Section 409A to the tax code.  Section 409A covers most programs that defer the receipt of compensation to a succeeding year.  It provides rules for elections to defer (if any) and for timing of payouts.  There are significant penalties placed on the individual employee for failure to comply with Section 409A.  However, it does not affect our ability to deduct deferred compensation.

Section 409A applies to restricted stock units, performance units, and performance shares.  Grants under such plans will continue to be taxed at vesting but will be subject to new limits on plan terms governing when vesting may occur.  If grants under such plans do not allow employees to elect further deferral on vesting or on distribution, under the proposed regulations no negative impact should attach to the grants.

Section 409A does not apply to incentive stock options, non-qualified stock options (that are not issued at a discount), and restricted stock, provided that there is no deferral of income beyond the vesting date.  Section 409A also does not cover SARs and stock options if they are issued by a public company on its traded stock, the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights with respect to SARs are settled in such stock, and there are not any features that defer the recognition of income beyond the exercise date.

As described above, awards granted under the 2006 Plan may qualify as “performance-based compensation” under Section 162(m) of the Code. To qualify, options and other awards must be granted under the 2006 Plan by a committee of our Board of Directors consisting solely of two or more “outside directors” (as defined under Section 162 of the Treasury Regulations promulgated under the Code) and satisfy the 2006 Plan’s limit on the total number of shares that may be awarded to any one participant during any calendar year.  In addition, for awards other than options and stock-settled SARs to qualify, the grant, issuance, vesting, or retention of the award must be contingent upon satisfying one or more of the performance criteria set forth in the 2006 Plan, as established and certified by a committee consisting solely of two or more “outside directors.”

Effect of Section 16(b) of the Securities Exchange Act of 1934

The acquisition and disposition of common stock by officers, directors and more than 10% stockholders (referred to as insiders) pursuant to awards granted to them under the 2006 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934, or Section 16(b).  Pursuant to Section 16(b), a purchase of common stock by an insider within six months before or after a sale of common stock by the insider could result in recovery by us of all or a portion of any amount by which the sale proceeds exceed the purchase price.  Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares.  Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans.  The 2006 Plan is designed to comply with Rule 16b-3.

New Plan Benefits

Because awards under the 2006 Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our chief executive officer, the named executive officers, all current executive officers as a group, the directors as a group, and all employees who are not executive officers, are not presently determinable.  No awards that are contingent upon obtaining stockholder approval of the Plan Amendment have been made under the 2006 Plan.

Required Vote

The approval of the amendment to the 2006 Stock Incentive Plan will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.  Our Board of Directors is of the opinion that the Plan Amendment is in the best interests of Ironclad and its stockholders and recommends a vote for the approval of the Plan Amendment.  All proxies will be voted to approve the Plan Amendment unless a contrary vote is indicated on the enclosed proxy card.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, as to the Chief Executive Officer and as to each of the other two most highly compensated executive officers whose compensation exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to us in all capacities for our last two fiscal years.

Name and Principal Position	Year (2)	Salary ($)	Bonus ($) (4)	Option Awards ($)	All Other Compensation ($) (5)	Total ($)
Eduard Albert Jaeger (1) Head of New Business Development and Director	2010 2009	204,740 212,972	19,000 24,046	64,120 132,447	7,200 7,200	295,060 376,665

Scott Jarus (3) Chief Executive Officer, Chairman of the Corporation, Director	2010 2009	133,140 --	-- --	42,646 14,794	-- 190,000	175,786 204,794

Rhonda Hoffarth (5) Executive Vice President and Chief Operating Officer	2010 2009	165,000 170,306	14,000 24,046	24,090 39,145	7,200 7,200	210,290 240,697

(1)           Mr. Jaeger served as our President and Chief Executive Officer from our formation through May 4, 2009.  Mr. Jaeger’s current annual base salary is $204,740 and he may also receive a discretionary bonus as determined by the Compensation Committee of our Board of Directors.  The terms of Mr. Jaeger’s Separation Agreement with us are discussed below.  The other compensation disclosed for Mr. Jaeger represents an automobile allowance.  The fair value of options granted to Mr. Jaeger was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions (accounting for the re-pricing of options on May 4, 2009 as discussed below):

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2003	3.68%	177.0%	4 years	None
2005	4.03%	145.7%	2 years	None
2006	5.16%	170.5%	4 years	None
2007	4.06%	224.0%	6.25 years	None
2009	3.13%	310.7%	6.25 years	None

(2)           Due to the bi-weekly timing of pay periods, 2009 included 27 pay periods versus the normal 26 pay periods.

(3)           Mr. Jarus served as our Interim Chief Executive Officer from May 4 to December 31, 2009, and was appointed our Chief Executive Officer effective as of January 1, 2010.  The other compensation disclosed for Mr. Jarus represents amounts paid pursuant to his consulting arrangement with us ($170,000 in 2009 which included $50,000 accrued in 2008 and paid in 2009) and fees paid for service as a director ($20,000 in 2009 which included $10,000 accrued in 2008 and paid in 2009).  Mr. Jarus’ current annual base salary is $130,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our Board of Directors.  Mr. Jarus will also receive an additional annual amount equal to $5,220 to cover any employee portion of health benefits offered by us.  Mr. Jarus does not have an employment agreement with us.  The fair value of options granted to Mr. Jarus was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions (accounting for the re-pricing of options on May 4, 2009 as discussed below):

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2006	5.16%	170.5%	4 years	None
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	2.46%	310.7%	5.5 years	None
2010	2.35%	182.2%	5 years	None

(4)           Ms. Hoffarth’s current annual base salary is $165,000 and she may also receive a discretionary bonus as determined by the Compensation Committee of our Board of Directors.  The other compensation disclosed for Ms. Hoffarth represents an automobile allowance.  Ms. Hoffarth does not have an employment agreement with us.  The fair value of options granted to Ms. Hoffarth was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions (accounting for the re-pricing of options on May 4, 2009 as discussed below):

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2003	3.68%	176.9%	4 years	None
2004	3.40%	177.0%	4 years	None
2006	5.16%	170.5%	4 years	None
2007	4.06%	224.0%	6.25 years	None
2009	3.13%	310.7%	6.25 years	None

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended December 31, 2010. None of our named executive officers exercised any options during our fiscal year ended December 31, 2010.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($) (1)	Option Expiration Date
Eduard Albert Jaeger (2)	43,146	(3)	--		0.09	5/9/11
	215,728	(4)	--		0.09	6/16/12
	32,053	(5)	--		0.09	3/4/13
	431,455	(6)	--		0.09	3/31/14
	276,131	(7)	--		0.09	9/3/15
	500,000	(8)	--		0.09	5/18/16
	80,914	(9)	22,986	(9)	0.09	11/20/17
	60,966	(10)	106,034	(10)	0.095	7/16/19

Scott Jarus	75,000	(11)	--		0.09	5/18/16
	75,000	(12)	--		0.09	9/18/17
	75,000	(13)	--		0.09	11/10/18
	250,000	(14)	--		0.095	7/16/19
	207,000	(15)	--		0.15	3/5/20

Rhonda Hoffarth	172,582	(16)	--		0.09	1/13/13
	21,573	(17)	--		0.09	6/22/14
	125,000	(18)	--		0.09	5/18/16
	55,682	(19)	15,818		0.09	11/20/17
	73,014	(20)	126,986		0.095	7/16/19

(1)
On May 4, 2009, our Board of Directors approved changing the exercise price for all outstanding stock options which were fixed and re-priced at $0.09 per share, which price represents an amount equal to $0.02 above our average closing stock price over the prior 30 days.

(2)	Ironclad California (as defined below) executed a Separation Agreement with Eduard Albert Jaeger effective in April 2004, the terms of which are described in Employment Contracts herein.
(3)
Mr. Jaeger was granted options to purchase 43,146 shares on 5/10/01, 25% vested on the first anniversary of the date of grant, and 1/24th of the remaining amount of shares vest at the end of each month thereafter.

(4)	Mr. Jaeger was granted options to purchase 215,728 shares on 1/14/03, 33.3% vested on June 15, 2003 and 1/24th of the remaining amount of shares vest at the end of each month thereafter.
(5)
Mr. Jaeger was granted options to purchase 32,053 shares on 3/3/03, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(6)	Mr. Jaeger was granted options to purchase 431,455 shares on 3/30/04, 100% vested on the date of grant.
(7)
Mr. Jaeger was granted options to purchase 276,131 shares on 9/2/05, 146,695 shares vested immediately and 50% of the remainder vests on each of the first and second anniversary of the effective date of grant.

(8)
Mr. Jaeger was granted options to purchase 500,000 shares on 5/18/06, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(9)
Mr. Jaeger was granted options to purchase 103,900 shares on 11/17/07, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(10)
Mr. Jaeger was granted options to purchase 167,000 shares on 7/16/09, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(11)	Mr. Jarus was granted options to purchase 75,000 shares on 5/18/06, 1/12th vesting at the end of each month thereafter.
(12)	Mr. Jarus was granted options to purchase 75,000 shares on 9/18/07, 1/12th vesting at the end of each month thereafter.
(13)	Mr. Jarus was granted options to purchase 75,000 shares on 11/10/08, 1/12th vesting at the end of each month thereafter.
(14)	Mr. Jarus was granted options to purchase 250,000 shares on 7/16/09, 1/12th vesting at the end of each month thereafter.
(15)	Mr. Jarus was granted options to purchase 207,000 shares on 3/10/10, 100% vested on the date of grant.
(16)
Ms. Hoffarth was granted options to purchase 172,582 shares on 1/14/03, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(17)
Ms. Hoffarth was granted options to purchase 21,573 shares on 6/22/04, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(18)
Ms. Hoffarth was granted options to purchase 125,000 shares on 5/18/06, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(19)
Ms. Hoffarth was granted options to purchase 71,500 shares on 11/17/07, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

(20)
Ms. Hoffarth was granted options to purchase 200,000 shares on 7/16/09, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

Director Compensation

The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		Total ($)
R. D. Pete Bloomer (1)	10,000	--	(2)	10,000
Scott Alderton (3)	10,000	--	(4)	10,000
Vane Clayton	10,000	--	(5)	10,000
Kenneth J. Frank, M.D.	10,000	--	(6)	10,000

(1)	Fees granted to Mr. Bloomer were paid to CVM Equity Fund V, Ltd., LLP.

(2)
The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 690,728.  The fair value of options granted to Mr. Bloomer was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2005	4.03%	145.7%	3 years	None
2006	5.16%	170.5%	4 years	None
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	3.13%	310.7%	5.5 years	None

(3)
Fees granted to Mr. Alderton are made to the law firm, Stubbs Alderton and Markiles, LLP, of which he is a partner.  Option awards granted to Mr. Alderton prior to 2008 were also made to the law firm, Stubbs Alderton and Markiles, LLP.  The aggregate number of common shares reserved under option awards granted to the law firm Stubbs Alderton & Markiles, LLP, outstanding at fiscal year end totaled 161,291.  The fair value of options granted to Stubbs Alderton and Markiles, LLP was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2005	4.03%	145.7%	3 years	None
2006	5.16%	170.5%	4 years	None

(4)
The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 400,000.  The fair value of options granted to Mr. Alderton was estimated on the date of grant using the Black-ScholesModel with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	3.13%	310.7%	5.5 years	None

(5)
The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 561,291.  The fair value of options granted to Mr. Clayton was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2005	4.05%	176.0%	4 years	None
2006	5.16%	170.5%	4 years	None
2007	4.50%	220.9%	5.5 years	None
2008	2.51%	268.5%	5.5 years	None
2009	3.13%	310.7%	5.5 years	None

(6)
The aggregate number of common shares reserved under option awards outstanding at fiscal year end totaled 306,250.  The fair value of options granted to Dr. Frank was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2009	2.07%-3.13%	302.3%-310.7%	5.5 years	None

In 2010, non-employee directors of our company received $10,000 for attending meetings and serving on our Board of Directors. Since April 2000, non-employee directors of our company have each received options to purchase shares of our common stock upon their appointment to our Board of Directors and annually thereafter. We expect to continue the practice of compensating our directors with options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our Board of Directors.

Employment Contracts

We are not party to any employment agreements with any of our executive officers.  Except as described in this section, Ironclad Performance Wear Corporation, a California corporation, or Ironclad California, is not party to any employment agreements with any of its executive officers.

Ironclad California executed a Separation Agreement with Eduard Albert Jaeger effective in April 2004.  Pursuant to the terms of the Separation Agreement, if Ironclad terminates Mr. Jaeger’s employment with Ironclad California at any time other than for Cause, then Ironclad California must pay Mr. Jaeger (a) all accrued and unpaid salary and other compensation payable by us for services rendered through the termination date, payable in a lump sum payment on the termination date; and (b) a cash amount equal to Two Hundred Thousand Dollars ($200,000), payable in installments throughout the one (1)-year period following the termination date in the same manner as Ironclad California pays salaries to its other executive officers.  The Separation Agreement requires Mr. Jaeger to comply with certain obligations, including execution of a general release, in order to receive the lump sum payment.  For the purposes of the Separation Agreement, termination for “Cause” means termination by reason of: (i) any act or omission knowingly undertaken or omitted by Mr. Jaeger with the intent of causing damage to Ironclad California, its properties, assets or business or its stockholders, officers, directors or employees; (ii) any improper act of Mr. Jaeger involving a material personal profit to him, including, without limitation, any fraud, misappropriation or embezzlement, involving properties, assets or funds of Ironclad or any of its subsidiaries; (iii) any consistent failure by Mr. Jaeger to perform his normal duties as directed by the Chairman of our Board of Directors, in the sole discretion of our Board of Directors; (iv) any conviction of, or pleading nolo contendere to, (A) any crime or offense involving monies or other property of Ironclad; (B) any felony offense; or (C) any crime of moral turpitude; or (v) the chronic or habitual use or consumption of drugs or alcoholic beverages.

Indemnification of Directors and Executive Officers and Limitation of Liability

We are a Nevada Corporation. The Nevada Revised Statutes and certain provisions of our Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our Bylaws and to the statutory provisions.

In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board of Directors, by legal counsel, or by a vote of our stockholders, that the applicable standard of conduct was met by the person to be indemnified.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The Nevada Revised Statutes also grant us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

We have entered into indemnification agreements with our directors and executive officers.

A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of April 1, 2011 by:

•	each of our executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 1, 2011 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 73,469,218 shares of our common stock outstanding on April 1, 2011. Unless otherwise indicated, the address of each of the executive officers, directors and more than 5% stockholders named below is c/o Ironclad Performance Wear Corporation, 2201 Park Place, Suite 101, El Segundo, California 90245.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

Executive Officers and Directors:
Eduard Albert Jaeger (1)	4,432,395	5.9%
Director, Head of New Business Development
Rhonda Hoffarth (2)	507,517	*
Executive Vice President, Chief Operating Officer
Thomas Kreig (3)	415,334	*
Senior Vice President of Finance, Secretary
Federico Castro (4)	181,014	*
Vice President of Sales
R.D. Pete Bloomer (5)	702,319	*
Director
Vane Clayton (6)	611,931	*
Director
Scott Alderton (7)	911,366	1.2%
Director
Scott Jarus (8)	4,788,506	6.5%
Chairman, Director, Chief Executive Officer
Kenneth J. Frank, M.D. (9)	5,784,967	7.8%
Director
Directors and officers as a group (9 persons) (10)	18,335,349	23.2%

5% Stockholders:
Coleman Survivor Trust (11)	10,000,000	13.6%
Richard Todd Miller	4,000,000	5.4%

*	Less than 1%

(1)
Consists of (i) 2,763,984 shares of common stock held by Eduard and Kari Family Trust dtd 7/19/2006, of which Eduard Albert Jaeger is a trustee and as such has voting and investment power, and (ii) 1,668,411 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011.  Mr. Jaeger disclaims beneficial ownership of the shares of common stock held by Eduard and Kari Family Trust dtd 7/19/2006 except to the extent of his pecuniary interest therein.

(2)	Includes 475,930 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011.
(3)	Includes 375,849 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011.
(4)	Consists of 181,014 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011.
(5)	Includes 690,728 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011.
(6)	Includes 561,291 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011.
(7)
Includes (i) 400,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011, and (ii) 77,258 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable.

(8)
Consists of (i) 4,044,700 shares of common stock held by the Jarus Family Trust, for which Mr. Jarus exercises voting and investment power, (ii) 682,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011, and (iii) 61,806 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable.

(9)
Consists of (i) 4,775,000 shares of common stock held jointly by Dr. and Mrs. Frank, (ii) 128,201 shares of common stock held directly by Dr. Frank, (iii) 225,000 shares of common stock held by Dr. Frank’s Health Products LLC 401k Profit Sharing Plan for which Dr. Frank exercises voting and investment power, (iv) 196,000 shares of common stock held by Dr. Frank’s Health Products Defined Benefit Plan, (v) 306,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011, and (vi) 154,516 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable.

(10)
Consists of (i) 12,700,296 shares of common stock, (ii) 293,580 shares of common stock reserved for issuance upon exercise of certain warrants to purchase common stock which are currently exercisable, and (ii) 5,341,473 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 1, 2011.

(11)
William E. Coleman as Trustee of the Colman Survivor Trust, exercises voting and investment power over the shares of common stock held by Coleman Survivor Trust but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plans as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2000 Stock Incentive Plan)	1,904,235(1)	$0.09	-

Equity compensation plans approved by security holders (2006 Stock Incentive Plan)	7,706,253(2)	$0.09	3,293,747

Equity compensation plans approved by security holders (Warrants)	10,115,994(3)	$0.93	-

Equity compensation plans not approved by security holders (Warrants)	60,000(4)	0.05	-

Total	19,786,482	$0.52	3,293,747

(1)           This number represents options assumed in connection with the merger with Ironclad California.

(2)           This number represents stock options to purchase 7,706,253 shares of our common stock under the 2006 Stock Incentive Plan, or the Plan.

(3)           This number represents:  (i) warrants to purchase 9,389,536 shares of our common stock which were issued to shareholders at or prior to our private placement in May, 2006, (ii) warrants to purchase 683,312 shares of our common stock which were issued to one of the placement agents in our private placement in exchange for services, and (iii) warrants issued to purchase 43,146 shares of our common stock in exchange for services.

(4)           This number represents warrants issued to purchase 60,000 shares of our common stock in exchange for services.  The warrants have a term of five years and are exercisable at a per share price of $0.05.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Other than the separation agreement described above in “Executive Compensation,”, since January 1, 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds $120,000; and

•
in which any director, executive officer, stockholder who beneficially owns more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Our Board of Directors conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate.  Our Board of Directors has not adopted formal standards to apply when it reviews, approves or ratifies any related party transaction.  However, our Board of Directors believes that the related party transactions are fair and reasonable to our company and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by our Board of Directors.

Director Independence

Our Board of Directors currently consists of six members: Messrs. Jarus (Chairman), Jaeger, Clayton, Alderton, Bloomer and Frank.  We are not a “listed issuer” under SEC rules.  We believe that Messrs. Bloomer and Clayton are “independent” as that term is defined in the Marketplace Rules as required by the NASDAQ Stock Market.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.  Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2010, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements other than: Messrs. Bloomer and Jarus, who each did not timely file a Form 4 reporting one transaction,  and Mr. Castro, who did not timely file a Form 3 and a Form 4 reporting one transaction.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2012 annual meeting of Stockholders for inclusion in our Proxy Statement and proxy form relating to such annual meeting must submit such proposal to us at our principal executive offices by December 21, 2011. In addition, in the event a stockholder proposal is not received by us by March 6, 2012, the proxy to be solicited by our Board of Directors for the 2012 annual meeting will confer discretionary authority on the holders of such proxy to vote the shares if the proposal is presented at the 2012 annual meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of our 2012 annual meeting is advanced or delayed more than 30 days from the date of our 2011 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2012 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for our 2012 annual meeting. Upon determination by us that the date of our 2012 annual meeting will be advanced or delayed by more than 30 days from the date of our 2011 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name stockholders whose holders of record utilize the services of Pacific Stock Transfer Company (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119 or call (702) 361-3033. The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and our annual report are available promptly by calling (310) 643-7800, or by writing to Ironclad Performance Wear Corporation, 2201 Park Place, Suite 101, El Segundo, CA 90245. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling (310) 643-7800, or writing to Ironclad Performance Wear Corporation, Attention: Investor Relations, 2201 Park Place, Suite 101, El Segundo, CA 90245.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

Appendix A

Amendment No. 2 to
Ironclad Performance Wear Corporation
2006 Stock Incentive Plan

This Amendment No. 2 (this “Amendment”) to Ironclad Performance Wear Corporation 2006 Stock Incentive Plan, as amended (the “2006 Plan”), is effective as of April 5, 2011, by action of the Board of Directors of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”).  All undefined terms used herein shall have the meaning set forth in the 2006 Plan.

1.           Section 4.1 of the 2006 Plan is hereby amended and restated in its entirety to read as follows:

“4.1            Stock Subject to the Plan.  Subject to adjustment as provided in Section 9, 13,000,000 shares of Common Stock shall be reserved and available for issuance under the Plan.  Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on April 5, 2011.

Executed as of April 5, 2011	IRONCLAD PERFORMANCE WEAR CORPORATION
	By:	/s/ Scott Jarus
Scott Jarus
Chief Executive Officer

IRONCLAD PERFORMANCE WEAR CORPORATION
May 31, 2011

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

â Please detach along perforated line and mail in the envelope provided. â
■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE

1. TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:

SCOTT JARUS
R.D. PETE BLOOMER
EDUARD ALBERT JAEGER
VANE CLAYTON
SCOTT ALDERTON
KENNETH J. FRANK, M.D.

_______ FOR NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)

_______ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)
The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

2. TO RATIFY THE APPOINTMENT OF EFP ROTENBERG, LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

____ FOR ____ AGAINST ____ ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IRONCLAD PERFORMANCE WEAR CORPORATION

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposals 1, 2 and 3 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated April 18, 2011 relating to the Meeting.

Please check here if you plan to attend the meeting. ☐

3. TO APPROVE AN AMENDMENT TO IRONCLAD PERFORMANCE WEAR CORPORATION’S 2006 STOCK INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO AWARDS GRANTED THEREUNDER FROM 11,000,000 TO 13,000,000 SHARES.

____ FOR ____ AGAINST ____ ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IRONCLAD PERFORMANCE WEAR CORPORATION

Proxy for Annual Meeting of Stockholders

The undersigned, a stockholder of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), hereby appoints SCOTT JARUS and THOMAS KREIG or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on May 31, 2011 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)